Corporate Presentation September 2024 Exhibit 99.3

Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, anticipated discovery, preclinical and clinical development activities for Prelude’s product candidates, the potential safety, efficacy, benefits and addressable market for Prelude’s product candidates, the expected timeline for clinical trial results for Prelude’s product candidates including its SMARCA2 degrader molecules. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated).  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.  Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023.

We are on a mission to extend the promise of precision medicine to every cancer patient in need Select the best modality to precisely target oncogenic mechanisms Strive for first- or best-in-class and anchor to patient unmet need Draw on decades of experience and proven leadership to drive innovation

Kris Vaddi, PhD Chief Executive Officer Jane Huang M.D. President and Chief Medical Officer Andrew Combs, PhD Chief Chemistry Officer Sean Brusky, MBA Chief Business Officer Peggy Scherle, PhD Chief Scientific Officer Bryant Lim, J.D. Chief Legal Officer, Corporate Secretary and Interim CFO Experienced Leadership Team With Proven Track Records in Precision Oncology

Prelude's Evolution

2016 – 2022	2022 – 2025	2025+
Establish Leading Precision Oncology Discovery Engine	**Expand Development Capabilities, *Strategic Focus on SMARCA***	**Advance to Registrational Trials, Demonstrate Value**
• Assembled team to create a highly productive discovery engine • Delivered initial wave of first- or potentially best-in-class clinical development candidates: – PRMT5i, MCL1i, CDK9i, CDK4/6i, SMARCA2 degraders	• Advancing clinical programs including IV SMARCA2 degrader (PRT3789), oral SMARCA2 degrader (PRT7732) and CDK9 inhibitor (PRT2527) towards PoC • Developing SMARCA as 'Pipeline in Program' with IV, Oral and 'Precision ADC' Approaches	• Continue to grow R&D team while adding key capabilities for future growth • Expand global clinical development footprint and capabilities • Advance lead clinical development candidates to registrational trials

Strategic Priorities

2016 – 2022	2022 – 2025	2025+
• **~1 new IND every 12-18 months** • **Successfully advance programs into early clinical development**	• **Continue to build SMARCA leadership** • **Generate proof-of-concept data** • **Prepare for global registrational trials**	• **Advance SMARCA "Pipeline in a Program"** • **Explore collaborations to accelerate trials and global capabilities**

Prelude THERAPEUTICS

5

Prelude's Precision Medicine Pipeline & Discovery Engine

PROGRAM	POTENTIAL INDICATIONS	DISCOVERY	PHASE 1	PHASE 2/3	UPCOMING MILESTONES
Lead SMARCA2 Degrader (IV)	SMARCA4-mutated NSCLC & other cancers	PRT3789			Dose Confirmation by YE2024; Phase 2 Pembrolizumab Combo Trial Start in Q4 2024
Oral SMARCA2 Degrader	SMARCA4-mutated NSCLC & other cancers	PRT7732			Phase I Trial Initiated
SMARCA2/4 Precision ADCs*	Broad range of cancers (heme & solid tumors)				Expand SMARCA Portfolio to Address Cancers Without SMARCA4 Mutations
Next-Gen CDK9 Selective Inhibitor	Myeloid and Lymphoid malignancies	PRT2527			Interim Phase 1 Data Anticipated in Q4 2024
Discovery Engine	Hard-to-treat cancers, "undruggable" targets, high unmet need				Deliver a First- or Best-in-Class New Program Every 12-18 Months
Precision ADCs*	Broad range of cancers (heme & solid tumors)				First Program to be Presented at Medical Conference in Q4 2024

* Precision ADCs are the focus of our strategic collaboration with AbCellera

Prelude THERAPEUTICS

6

Developing an Industry Leading Portfolio of SMARCA-Targeted Precision Medicines SMARCA - DACs + Lead SMARCA2 Degrader (PRT3789) Oral SMARCA2 Degrader (PRT7732) Precision ADCs with SMARCA2/4 Degrader Payload

Patients with SMARCA4 mutations are not typically eligible for other targeted therapies  Currently treated with standard of care chemotherapy or chemo-immunotherapy Targeting SMARCA4-mutated Cancer By Selectively Degrading SMARCA2 Pancreatic: 3% NSCLC: 10% Esophageal: 8% Gastric: 8% Endometrial: 13% SCLC: 8% Urinary: 9% Colorectal: 6% Dagogo-Jack et al. Journal of Thoracic Oncology. 2020 Foundation Medicine dataset SMARCA4 (BRG1) mutations occur in approximately 5% of all cancers Mutations in the chromatin remodeling complex drive cancer growth and resistance Cancer cells with deleterious SMARCA4 mutations become highly dependent on SMARCA2 for survival Selectively degrading SMARCA2 induces "synthetic lethality" in SMARCA4-deficient cancers

Outcomes for Patients with SMARCA4-*mutated* NSCLC are Poor with Current Standard of Care

Patients treated with first-line chemoimmunotherapy



N Median PFS, months (95% CI)
SMARCA4WT 593 6.1 (5.5-7.1)
SMARCA4MUT 114 2.7 (2.0-4.8)
HR: 1.62 [95% CI: 1.30-2.02]
P<0.001
Progression-free survival(%)
1.0
0.8
0.6
0.4
0.2
0.0
0 3 6 9 12 15 18 21 24
Months
Number at risk
593 408 280 199 160 121 97 75 59
114 52 26 21 16 13 13 10 7



Objective response rate (%)
50%
40%
30%
20%
10%
0%
39.1%
21.9%
SMARCA4WT
SMARCA4MUT
N
593
114

Median progression free survival for first-line SMARCA4-mutated NSCLC treated with chemoimmunotherapy is 2.7 months and response rates approximately 22%

There is even greater unmet need in second-line and beyond

Alessi JV, et al. Clinicopathologic and genomic factors impacting efficacy of first-line chemoimmunotherapy in advanced non-small cell lung cancer (NSCLC). J Thorac Oncol. 2023 Feb 10:S1556-0864(23)00121-1. doi: 10.1016/j.jtho.2023.01.091. PMID: 36775193.

9

PRT3789: A Highly Potent SMARCA2 Degrader with >1000-fold Selectivity Over SMARCA4 Hulse et al. Cancer Res. (2022); 82 (12_Suppl) :3263. AACR 2022: https://preludetx.com/wp-content/uploads/2022/05/Prelude_AACR_Hulse-SMARCA2-FINAL-21Mar2022.pdf Highly selective for SMARCA2 vs SMARCA4 (>1000 fold) and selective across the proteome Preclinical Assay PRT3789 SMARCA2 Degradation (nM) 0.73 Selectivity: Cell Proliferation (SMARCA4 / SMARCA2) >1000 fold Sub-nanomolar SMARCA2 degradation potency in cell lines Anti-tumor activity, including regressions, in SMARCA4 mutant models in vivo  PRT3789 Tumor Regression PRT3789 Vehicle Days of Dosing

PRT3789-01: Study Schema and Enrollment


Dose Escalation Cohorts
• Any Solid Tumor
• Any SMARCA4 Mutation
• Evaluable Disease
Backfill Cohorts
• Enriched NSCLC
• LOF SMARCA4 Mutation
• Measurable Disease
24 mg
n=4
48 mg
n=7
80 mg
n=5
120 mg
n=7
n=2
160 mg
n=7
n=5
212 mg
n=5
n=6
283 mg
n=4
n=8
376 mg
n=5
500 mg
...

Phase 1 dose escalation study enrolled patients who had evaluable disease, any solid tumors, and any type of SMARCA4 mutation

All patients received PRT3789 intravenously once weekly

Patients treated in escalating doses from 24 to 376 mg and backfill cohort patients who had SMARCA4 (Class 1) loss of function mutations

LOF, loss of function; NSCLC, non-small cell lung cancer

Guo, R. *et al.*, ESMO Congress, 13 Sept 2024

Data cutoff: 05 August 2024

11

65 patients were safety evaluable Primary tumor type was NSCLC (n = 34) patients along with a range of other solid tumors 34 patients had Class 1 loss of function mutations and additional 7 patients had loss of SMARCA4 protein by IHC PRT3789-01: Demographics and Disease Characteristics Guo, R. et al., ESMO Congress, 13 Sept 2024 Characteristics Patients (N=65) Age (years) Median 62.0 Sex, n (%)  Male 36 (55.4)  Female 29 (44.6) Prior lines of systemic anti-cancer therapy, n Median (min, max) 3 (1, 10) Tumor type, n (%) Non-small cell lung cancer 34 (52.3) Pancreatic cancer 6 (9.2) Breast cancer 4 (6.2) Cholangiocarcinoma 2 (3.1) Colorectal cancer 2 (3.1) Esophageal cancer 2 (3.1) Ovarian cancer 2 (3.1) Other 13 (20.0) Type of SMARCA4 mutation, n (%) Class 1 (loss of function) 34 (52.3) Class 2 (missense, VUS) 24 (36.9) Loss of SMARCA4 protein (BRG1) by IHC 7 (10.8) Data cutoff: 05 August 2024 IHC, immunohistochemistry; VUS, variant of uncertain significance.

PRT3789-01: Patient Disposition As of the data cutoff, 21.5% patients remained on treatment Only one patient discontinued treatment due to an adverse event, considered unrelated to study drug Data cutoff: 05 August 2024 Guo, R. et al., ESMO Congress, 13 Sept 2024

PRT3789-01: Summary of Adverse Events 65 patients were safety evaluable PRT3789 was generally well tolerated; no drug related SAEs or dose limiting toxicities to date Of all adverse events of any grade, nausea, decreased appetite and fatigue had the highest incidence Guo, R. et al., ESMO Congress, 13 Sept 2024 Data cutoff: 05 August 2024 Patients receiving at least one dose of PRT3789 ALT, alanine aminotransferase; AST, aspartate aminotransferase. Adverse events, n (%) Patients (N=65) Any adverse event 58 (89.2) Treatment related 37 (56.9) Grade ≥3 adverse event 33 (50.8) Treatment related 3 (4.6) Serious adverse event 19 (29.2) Treatment related 0 Adverse event leading to Dose hold 18 (27.7) Dose reduction 0 Treatment discontinuation 2 (3.1) Death 0 Any dose-limiting toxicity 0 Patients, %

PRT3789-01: Phase 1 Interim PK/PD Findings As expected with a potent degrader, the observed pharmacodynamic effect is more prolonged than pharmacokinetic half-life Increasing doses show deeper and more prolonged SMARCA2 degradation in the peripheral blood monocytes (PBMCs) of patients PRT3789 showed selective SMARCA2 degradation with minimal observed effect on SMARCA4 levels Preliminary PK data are available from 24mg to 376mg General trend of increases in exposure (Cmax, AUC) with dose were seen Mean concentrations were above SMARCA2 plasma DC50 (21 nM) for approximately 8 hours at 376 mg Mean half-life was 4.7 hours at the 376 mg dose level No accumulation was seen with repeat dose administration; consistent with the half-life and once-weekly administration Guo, R. et al., ESMO Congress, 13 Sept 2024 AUC, area under the curve; Cmax, maximum concentration; DC50, half-maximal degradation concentration; PK, pharmacokinetics. C1D8, cycle1 day 8.

PRT3789-01: Phase 1 Interim Clinical Activity Positive correlation observed between tumor shrinkage and a higher level of sustained SMARCA2 degradation Enrollment is now into dose cohort 9 (500 mg QW) Of the 26 NSCLC or esophageal patients with at least one post baseline scan who were evaluable for efficacy, 7 had tumor shrinkage RECIST confirmed partial responses (PRs) were observed in 3 patients (2 esophageal, 1 NSCLC) Tumor shrinkage was observed in patients with both Class 1 and Class 2 SMARCA4 mutations Tumor shrinkage defined as 5% or greater decrease in sum of longest diameters of target lesions. Guo, R. et al., ESMO Congress, 13 Sept 2024

PRT3789-01: Phase 1 Interim Clinical Activity

Duration of Treatment for Patients With NSCLC and Esophageal Cancer

Efficacy evaluable



#
#
PRT3789 Dose
24
48
80
120
160
212
283
376
PR
SD
PD
0
3
6
9
12
15
18
21
24
27
30
33
36
39
42
45
48
51
54
57
Duration of treatment (weeks)

#Patients with esophageal cancer.
NSCLC, non-small cell lung cancer; PD, progressive disease; PR, partial response; SD, stable disease.

The median progression free survival for <u>first-line</u> SMARCA4-*mutated* NSCLC treated with chemo-immunotherapy is 2.7 months[1]

In this heavily pretreated patient population of SMARCA4-*mutated* patients, some have demonstrated clinical benefit as measured by prolonged stable disease (SD) and confirmed responses

One patient remains on study having been on treatment for more than 1 year

1 Alessi JV, et al. Clinicopathologic and genomic factors impacting efficacy of first-line chemoimmunotherapy in advanced non-small cell lung cancer (NSCLC). J Thorac Oncol. 2023 Feb 10:S1556-0864(23)00121-1. doi: 10.1016/j.jtho.2023.01.091. PMID: 36775193.

Guo, R. *et al.*, ESMO Congress, 13 Sept 2024

17

PRT3789-01: Patient Case Study Guo, R. et al., ESMO Congress, 13 Sept 2024 The patient images depicted here are representative of a “classical” patient with SMARCA4 mutations: poorly differentiated, aggressive disease This patient experienced a confirmed PR, with tumor shrinkage in liver lesions and lymph nodes This patient was treated at 283 mg and is ongoing on the trial

PRT3789-01: Key Takeaways Guo, R. et al., ESMO Congress, 13 Sept 2024 These data represent initial proof of concept that selective SMARCA2 degradation can yield anti-tumor activity in certain SMARCA4-mutated cancers

What's Next for PRT3789?

'3789 Monotherapy Dose Confirmation	'3789 + Docetaxel	'3789 + KEYTRUDA®
• Currently enrolling patients in dose escalation cohort 9 (500 mg QW) • Backfill cohorts continue to enroll ◦ Enriching for NSCLC and esophageal cancer w/ Class I LOF mutations • Expecting dose confirmation by YE24 • Additional information to be presented at plenary session of Triple Meeting, October 24th, 2024	• Docetaxel combination cohorts continue to enroll • Goal is to assess safety and clinical activity in combination • Docetaxel is the chemotherapy most often used in 2L+ NSCLC • Seeking to improve upon poor outcomes observed with current standard of care	• Phase 2 pembrolizumab combination trial on track to initiate in 2H 2024 • Subject of recent clinical collaboration agreement with Merck • Goal is to assess safety and clinical activity in combination

'3789 Program Priorities:

- Confirm biologically active dose as monotherapy
- Further characterize activity in Class 1 (LOF) vs. Class 2 patients at biologically active doses
- Share initial data on combination with docetaxel

KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

LOF = "Loss-of-function"; QW = once weekly; DLT = dose limiting toxicity; NSCLC – non-small cell lung cancer; 2L = second-line

Prelude THERAPEUTICS 20

PRT7732: First-in-Class, Highly Selective Oral SMARCA2 Degrader – *Phase I Trial Initiated*

Assay	PRT7732
SMARCA2 Degradation (nM)	0.98
Selectivity: Degradation (SMARCA4 / SMARCA2)	>3000 fold
Selectivity: Cell Proliferation (SMARCA4 / SMARCA2)	>1000 fold

Patient Population

SMARCA4-*mutated* Solid Tumors

Dose Finding/Expansion

PRT7732 Monotherapy → **Backfill Cohorts to Confirm Biologically Active Dose and Inform Registration Path**

Goal: Establish Initial Proof-of-Concept and Confirm Biologically Active Dose as Monotherapy

Sub-nanomolar SMARCA2 degradation potency in cell lines

Very high selectivity for SMARCA2 over SMARCA4

Good oral bioavailability observed across species supports projected once-daily human dose

ClinicalTrials.gov Identifier: NCT06560645

21

Expanding Our Portfolio of SMARCA-Targeted Precision Medicines Precision ADCs with SMARCA2/4 Degrader Payload Cancers with dysregulated SMARCA pathway Independent of SMARCA4 mutation status Initial focus of Prelude/AbCellera collaboration SMARCA - DACs + Lead SMARCA2 Degrader (PRT3789) Oral SMARCA2 Degrader (PRT7732)

Together, Prelude and AbCellera Are Creating Novel, First-in-Class Precision ADCs High Unmet Need & Opportunity Potential for Optimized Payload Potential for Optimized Antibody Initial program will link an optimized Prelude SMARCA2/4 dual degrader as a “Precision Payload” to an optimized AbCellera antibody* Prelude’s SMARCA2/4 dual degraders have shown picomolar potency on par with cytotoxics (MMAE) but with potential for a differentiated safety profile Expands the reach of SMARCA degrader technology to cancers without SMARCA4 mutations * Antibody target and tumor type(s) for initial exploration remain undisclosed at this time

Prelude’s SMARCA Portfolio Strategy Addresses a Significant Unmet Need ~195,000 pts/year Up to 19,500 SMARCA4-mutated STAGE IV, FIRST LINE ~130,000 pts/year Up to 13,000 SMARCA4-mutated STAGE IV, SECOND LINE + US & EU5 only (2030 proj.): 1 GlobalData (SEER), Earlier Stage (I-III) includes incidence only, Stage IV includes drug-treated prevalence only, with progression from earlier stages; all three factor-out patients treated with targeted therapies for driver mutations; 2 Datamonitor 2023 Lung Cancer Report; 3 Cerner CancerMpact NSCLC Report 2024 4 Schoenfeld et al. Clin Cancer Res. (2020); 26(21):5701-5708. 5 Dagogo-Jack et al. J Thorac Oncol. (2020); 15(5):766-776.; Analysis on File. ~235,000 pts/year Up to 23,500 SMARCA4-mutated EARLIER STAGE (I-III) (Adjuvant / Neo-Adj.) + / Potential Addressable Patient Populations US and EU5 1-5 “Advanced NSCLC” includes patients with Stage IIIB & Stage IV disease1 Excludes patients eligible for other targeted therapy (EGFR, ALK, ROS1, etc.)2 Up to 10% of NSCLC SMARCA4-deficient (includes Class I & II mutations)3,4 Key Assumptions: + / SMARCA4-mutated Cancers Broad Range of Solid Tumors and/or Heme Malignancies TBD based on selected tumors3,4 TBD based on antibody targets / tumor types NSCLC

Highly Selective CDK9 Inhibitor PRT2527

Source: 1) Maiti A et al. Haematologica 2021. https://doi.org/10.3324/haematol.2020.252569 2) Lew TE et al. Blood Advances 2021. https://doi.org/10.1182/bloodadvances.2021005083 Patients with Hematologic Malignancies Refractory to Current Treatments Experience Poor Outcomes After SoC (venetoclax + HMA), AML patients ineligible for intensive therapy have very poor outcomes (mOS of 2.4 months) Double class (BTKi and BCL2i) resistant CLL is another population with high unmet need (mOS of 3-5 months) Median OS 3.6 months (1) AML (2) CLL

CDK9 Inhibition Targets Two Major Validated Pathways (MYC and MCL-1) CDK9 is the primary transcriptional regulator of a major oncogene MYC and an apoptosis inducer MCL-1 Dysregulated pathways involving MYC and MCL-1 drive pathogenesis and resistance in hematologic cancers including lymphoid and myeloid cancers Prior CDK9i therapies have shown significant GI toxicity, likely driven by poor selectivity across the kinome

PRT2527 is a Potent, Highly Selective CDK9 Inhibitor That Depletes MCL-1 and MYC Highly Isoform Selective CDK9 Inhibitor Compound PRT2527 Biochemical* IC50 (nM) CDK9 0.95 Proliferation* IC50 (nM) 18 Plasma* IC50 (nM) 196 Fold Selectivity CDK9 vs Other Isoforms CDK1 73x CDK2 340x CDK3 35x CDK4 250x CDK5 >1000x CDK6 >1000x CDK7 >1000x >100x 10 -100x PRT2527 177 Assays tested 3 Interactions Mapped S-Score(35) = 0.02 PRT2527 Treatment Depletes MCL-1 and MYC Proteins Highly Selective in Kinome pSer2RNAP2 MCL-1 C-MYC C-Cas3 Actin MV4-11 cell line *Internal data; biochemical assay at 1 mM ATP, H929 CTG proliferation assay Presented at ASH 2022; https://preludetx.com/wp-content/uploads/2023/03/ASH-2022_PRT2527-Presentation.pdf

Phase 1 Trial of PRT2527 in Hematologic Malignancies is Underway

Patient Population*	Dose Finding/Expansion	
Select R/R B-cell, T-cell and myeloid malignancies: Aggressive B-cell lymphoma subtypes, MCL, CLL/SLL including Richter syndrome, AML, and T-cell lymphoma subtypes	Monotherapy PRT2527 →	B-cell, T-cell, myeloid malignancies
	PRT2527 Combinations →	Lymphoid malignancies (combo with zanubrutinib) Myeloid malignancies (combo with venetoclax)

Goal: Establish Initial PoC and Identify Mono and/or Combination Recommended Doses for Expansion

*R/R disease following: At least 1 prior systemic therapy for aggressive BCL subtypes, MCL and Richter's syndrome; At least 2 prior therapies including a BTK inhibitor and venetoclax for CLL.
ClinicalTrials.gov Identifier: NCT05665530

What to Expect in Q4 2024

Initial safety and tolerability data for monotherapy dose escalation cohorts in hematologic malignancies

Initial assessment of clinical activity in B-cell malignancies as monotherapy

Initial clinical data with zanubrutinib from combination cohort

29

Continued Execution Across Strategic Priorities

PROGRAM		EXPECTED DELIVERABLE	MILESTONE
Lead IV SMARCA2 Degrader	PRT3789	• **Report interim Phase 1 clinical results in 2H 2024 (ESMO)** • Complete monotherapy escalation and fully enroll backfill cohorts • Initiate Phase 2 trial in combination with pembrolizumab	• ***Complete*** • YE 2024 • Q4 2024
Oral SMARCA2 Degrader	PRT7732	• Investigational New Drug (IND) authorization from FDA • Initiate Phase 1 in patients with SMARCA4 mutations • **Report interim Phase 1 clinical results**	• ***Complete*** • ***Complete*** • **2025**
Selective CDK9 Inhibitor	PRT2527	• Initiate zanubrutinib combination study • Initiate myeloid cohort in the existing phase 1 study • Complete monotherapy dose escalation in B-cell malignancies • **Report interim phase 1 clinical results in 2024**	• *Complete* • *Complete* • 2H 2024 • **Q4 2024**
Discovery Engine	Precision ADCs & Other	• Advance next first-in-class, novel small molecule discovery candidate • Advance first SMARCA2/4 Precision ADC in partnership with AbCellera • Advance second Precision ADC program in partnership with AbCellera	• 2024 • 2025 • 2025

Cash, Cash Equivalents of $179.8 Million as of 6/30/2024

Prelude THERAPEUTICS

30

Thank You Contact Us: Robert Doody SVP, Investor Relations rdoody@preludetx.com

Highly Selective SMARCA2 Degrader Program Additional PK/PD Data on PRT3789 Discovery Effort & Oral Degrader Program Preclinical Rationale for Combinations Current Treatment Paradigm & Testing Landscape Precision ADCs CDK9 APPENDIX

Correlation observed between peripheral blood monocyte (PBMC) and tumor SMARCA2 degradation levels at efficacious doses Increasing doses resulted in increased reduction in SMARCA2 PD AUC in tumors and were associated with higher efficacy PD Correlates with Efficacy in Preclinical Models In vivo Efficacy Tumor levels from mouse xenograft model and PBMC levels from normal rat after single doses that provide equivalent and efficacious exposure AUC, area under curve Source: Wang et al. ENA 2023; Data on file SMARCA2 Levels over Time After a Single IV Dose of PRT3789 PD AUC/Efficacy Correlation 50 mg/kg = 243 human dose equivalent 75 mg/kg = 365 mg human dose equivalent 100 mg/kg = 487 mg human dose equivalent

When it Comes to Targeting SMARCA2, Degraders Offer Distinct Advantages Inhibitors Degraders Potency High Selectivity Extended PD Oral Bioavailability X X Early attempts at achieving both potency and selectivity with inhibitor approaches had challenges Inhibitors do not degrade the target and need to be dosed at levels that retain IC90 coverage continuously Degraders demonstrate sustained PD effect as it takes 48-72h for SMARCA2 to resynthesize

Selectively Targeting SMARCA2 Has Been a Significant Challenge for Industry

Selective SMARCA2 Inhibition is an Unmet Medicinal Chemistry Challenge



SMARCA2 (BRM)
BRK
SNF2-N
Helicase-C
Sn-AC
Bromodomain
SMARCA4 (BRG1)
BRK
SNF2-N
Helicase-C
Sn-AC
Bromodomain
ATPase domain

- **Bromodomain Binders**
  - Non-selective and inactive in SMARCA4 mutated cancer cells[1]
- **ATPase Inhibitors**
  - Inhibitors show low selectivity for SMARCA2 in cell proliferation assays (<10 fold[2] and ~33 fold[3])

Prelude's Targeted Protein Degradation (TPD) Approach



SMARCA4
SMARCA4
SMARCA2
E2
E3 ligase
Selective Degradation of SMARCA2

- **SMARCA2 Selective Degradation** is possible through differences in ternary complexes and subsequent ubiquitination of unique lysine residues

[1] Vangamudi et al, Cancer Res. **2015** (Pfizer); Taylor et al J. Med. Chem **2022** (Genentech)
[2] Papillon et al, J. Med. Chem **2018** (Novartis) [3] AACR **2024** (Foghorn/Lilly)

Prelude THERAPEUTICS 35

Prelude Scientists Solved the SMARCA2 Selectivity Enigma PRT3789 (IV or SC formulation) PRT7732 (Oral Candidate) Parallel VHL- and CRBN-based SMARCA2 Degrader Programs IV or SC Candidate - VHL-TPDs provided an expedited path to potential clinical development with QW dosing   Oral Candidate - CRBN-TPDs provided oral candidates, but required extensive lead optimization with balancing of potency, selectivity and oral PK properties Our lead IV and oral clinical candidates both have sub-nanomolar degradation potencies and very high selectivity (>1000 fold) for SMARCA2 over SMARCA4

Our SMARCA2 Oral Degrader Program Progressed Rapidly and Systematically

SMARCA2 HiBit DC_{50} & SMARCA4 Selectivity



Scatter Plot
Color: SMARCA2 SELECTIVITY
x ≤ 20
20 < x ≤ 200
x > 200
1000
100
10
1.0
0.1
SMARCA 2 HeLa HiBit DC50 (nM)
PRT7732
A
B
Program Progression

*Inactive & weakly potent compounds removed for clarity

Solving for potency, selectivity and oral bioavailability was a challenge

PRT7732: Lead Oral Candidate with >3000-fold Selectivity

A and B: Two additional structurally distinct oral back-up candidates

37

PRT7732: Our Lead Oral SMARCA2 Degrader

Tertiary Complex of SMARCA2/ PRT7732/CRBN-DDB1 E3 Ligase



ubiquitinated
lysine
SMARCA2
PRT7732
CRBN
E3 ligase
complex
DDB1

PRT7732 binds to the SMARCA2 bromodomain and CRBN/DDB1 E3 ligase complex

PRT7732 has been shown to catalyze the polyubiquitination of unique lysine residues expressed only in SMARCA2 and not SMARCA4

Unique conformational bias promotes selective ubiquitination and degradation of SMARCA2

Source: Shvartsbart, K. Ito et al., AACR Poster, April 2024. Available here: Preclinical Characterization Of PRT7732: A Highly Potent, Selective, And Orally Bioavailable Targeted Protein Degrader Of SMARCA2

38

PRT7732 is Highly Potent and Orally Bioavailable With Near-Absolute Selectivity for SMARCA2

Preclinical Assay	PRT7732
SMARCA2 Degradation (nM)	0.98
Selectivity: Degradation (SMARCA4 / SMARCA2)	>3000 fold
Selectivity: Cell Proliferation (SMARCA4 / SMARCA2)	>1000 fold*



SMARCA2
SMARCA4
120
100
80
60
40
20
0
% Protein
10-2
10-1
100
101
102
103
104
PRT7732 (nM)

Sub-nanomolar SMARCA2 degradation potency

Near-absolute cellular selectivity for SMARCA2 vs SMARCA4 (>3000 fold) in HiBit cell lines and >1000-fold in cell proliferation assays

Good oral bioavailability observed across species supporting once-daily projected human dose

* Based on highest concentration tested
Source: Shvartsbart, K. Ito et al., AACR Poster, April 2024. Available here: Preclinical Characterization Of PRT7732: A Highly Potent, Selective, And Orally Bioavailable Targeted Protein Degrader Of SMARCA2

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PRT7732 Has Significant Anti-Tumor Activity in SMARCA4-Deficient Cancer Xenograft Models Daily oral administration of PRT7732 demonstrates anti-tumor activity in SMARCA4-deficient but not SMARCA4 wild type tumors PRT7732 rapidly decreases SMARCA2 protein levels in tumor xenograft models at low doses Preclinical data supported advancing PRT7732 to Phase I with once-daily dosing Source: Shvartsbart, K. Ito et al., AACR Poster, April 2024. Available here: Preclinical Characterization Of PRT7732: A Highly Potent, Selective, And Orally Bioavailable Targeted Protein Degrader Of SMARCA2

PRT3789 Demonstrates Potential for Synergy with Chemotherapy and Apoptosis-Inducing Agents AACR 2022, 2023 BUB1B, CCNA2/B2, CDC25C, CDK1/2, CHEK1/2 FEN1, LIG1, MCM, PCNA, POLA1/2, POLD1/2/3, POLE/2/3 Docetaxel Gemcitabine Several oncogenic gene sets regulated by PRT3789 Supports combination strategies with both cytotoxic and apoptosis-inducing agents (e.g., RAS) In vivo CDX models show strong tumor regression in combination with gemcitabine or docetaxel

PRT7732 Also Shows High Potential for Synergy With Other Common Anti-Cancer Agents Oral daily administration of PRT7732 1 mg/kg in combination with nab-paclitaxel (Abraxane®) induces tumor regression in the NCI-H838 tumor model in mice Source: Shvartsbart, K. Ito et al., AACR Poster, April 2024. Available here: Preclinical Characterization Of PRT7732: A Highly Potent, Selective, And Orally Bioavailable Targeted Protein Degrader Of SMARCA2

SMARCA2 Degraders May Also Help to Potentiate PD1/PDL1 Immunotherapy Confidential Add figure Increased antigen processing “Turning Cold Tumors Hot?” In SMARCA4-deficient cancer cell lines, SMARCA2 degradation… + SMARCA2 Degrader Upregulates antigen processing and presentation machinery Increases cytokine production Promotes T-cell activity and accelerates tumor cell killing Induces presentation of unique MHC-I peptide Increased IFN-γ production Increased T cell activity Anti-PD1 checkpoint blockade

Preclinical Data for PRT3789 Support Rationale for Anti-PD1 Combination Fluorescently labeled tumor cells + PRT3789 + T-cells + T-cells + PRT3789 SMARCA2 Degrader + Anti-PD1 Demonstrates Tumor Regression In Vivo PRT3789 Increases IFN-g Levels in Combination with anti-PD1 In Vitro PRT3789 Upregulates Genes for Antigen Processing and Presentation PRT3789 Promotes T-cell mediated Tumor Cell Killing In Vitro TAP1/2, HLA-A/C/G/F, B2M Anti-PD1 ENA 2023; data on file

Prelude to Initiate Phase 2 Combination Study of PRT3789 + Pembrolizumab in Q4 2024 PRT3789 upregulates genes encoding antigen processing and presentation machinery Trial will explore safety and anti-tumor activity of the combination Preclinical rationale supportive of enhanced efficacy with PRT3789 and anti-PD1 therapy combination KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

Majority of Advanced NSCLC Patients Currently Treated with Chemoimmunotherapy



Advanced NSCLC Diagnosis
(Stage IIIB or IV)
Actionable Mutation Identified
No Actionable Mutation Identified
EGFR
ALK
KRAS, MET, ERBB2, BRAF, ROS, RET, Others
PDL1 > 50%
ICI +/- Chemo
PDL1 < 50%
Chemoimmunotherapy

Note: Simplified schematic based on current ESMO and NCCN Clinical Practice Guidelines and current clinical experience
* Could include combination treatments with bevacizumab, pemetrexed, nab-paclitaxel and others

Prelude THERAPEUTICS 46

SMARCA has the Potential to Significantly Expand Precision Medicine for Even More NSCLC Patients Percent of Total Advanced NSCLC Patients Treated (FUTURE STATE) MET, ERBB2, BRAF, ROS, RET, Others EGFR ALK KRAS SMARCA Chemo +/- Immunotherapy Precision Medicines ILLUSTRATIVE Potentially more patients than ALK, MET, BRAF, ROS and RET combined 1 1 Based on mutational prevalence; Source for current relative patient share: Datamonitor 2023 Lung Cancer Report Reinforces need for comprehensive genomic profiling More patients tested = More patients eligible SMARCA4 mutations already included on most commonly used commercial NGS testing panels

Highly Selective SMARCA2 Degrader Program Additional PK/PD Data on PRT3789 Discovery Effort & PRT7732 Preclinical Data Preclinical Rationale for Combinations Current Treatment Paradigm & Testing Landscape Precision ADCs CDK9 APPENDIX

Together, Prelude and AbCellera are Creating Novel, First-in-Class Precision ADCs Multi-year global collaboration to jointly discover, develop and commercialize novel Precision ADCs for up to five programs AbCellera will lead manufacturing activities Prelude will lead clinical development and global commercialization (AbCellera co-promote option) Expertise in chemistry and biology of targeted protein degradation and clinical development capabilities Expertise in antibody discovery, engineering and manufacturing capabilities +

Framework for Precision ADC Differentiation Antibody Differentiation Off-the-shelf / approved mABs Novel, differentiated, highly engineered mABs Payload-Linker Differentiation Broadly cytotoxic (e.g. DM1, MMAE) Traditional ADCs Precision ADCs Current ADCs deliver highly potent cytotoxics to cells expressing selected cell surface antigens Molecularly targeted inhibitor/degrader “Targeted Times Two” Key attributes to optimize : Antigen and Payload dual selectivity to precisely target only desired cancer types Payload potency, selectivity, and half-life to limit off-target toxicities Linker stability / cleavability Additional patient selection factors based on payload characteristics/MOA Key attributes to optimize: Antigen selectivity and binding characteristics Internalization DAR (Drug-Antibody Ratio)

Highly Selective SMARCA2 Degrader Program Additional PK/PD Data on PRT3789 Discovery Effort & PRT7732 Preclinical Data Preclinical Rationale for Combinations Current Treatment Paradigm & Testing Landscape Precision ADCs CDK9 APPENDIX

PRT2527 is Highly Efficacious In Vivo in Models of Hematologic Malignancies Monotherapy Karpas-422 (Double Hit DLBCL) MV4-11 (AML) Combination TMD-8 (ABC DLBCL) OCI-AML3 (VenR AML) Presented at ASH 2022; https://preludetx.com/wp-content/uploads/2023/03/ASH-2022_PRT2527-Presentation.pdf; Data on file

Initial Phase 1 Study of PRT2527 in Solid Tumors Evaluated Both Safety and PK/PD Properties

PRT2527-Associated Inhibition of CDK9 Transcriptional Targets MYC (A), MCL1 (B) in PBMCs



A
Mean fold-change (±SEM) relative to pre-dose
2.0
1.5
1.0
0.5
0.0
0
2
4
6
8
16
20
24
Time since PRT2527 administration (hours)
3 mg/m² (n=3)
6 mg/m² (n=3)
12 mg/m² (n=3)
15 mg/m² (n=14)
18 mg/m² (n=6)
B
Mean fold-change (±SEM) relative to pre-dose
Time since PRT2527 administration (hours)

Note: The dotted line represents pre-dose baseline levels.

Source: Patel, MR et al., AACR-NCI-EORTC 2023, Poster C164

ClinicalTrials.gov Identifier: NCT05159518

Favorable tolerability with manageable neutropenia and absence of significant gastrointestinal events or hepatotoxicity

Dose-dependent downregulation of CDK9 transcriptional targets – MYC and MCL-1 mRNA expression in PBMCs isolated from treated patients

12 mg/m² QW dosing and higher showed optimal target inhibition

Overall safety profile observed in this study supported further development of PRT2527 in hematologic malignancies (NCT05665530)

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